UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2014

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(e)           Entry into Change in Control Agreements with Certain Executive Officers.

On May 20, 2014, United Security Bancshares, Inc. (the “Company”) entered into Change in Control Agreements (collectively, the “CIC Agreements”) with certain of its executive officers, including (i) Thomas S. Elley, Vice President, Chief Financial Officer (principal financial officer), Principal Accounting Officer, Treasurer and Assistant Secretary of the Company and Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company’s wholly-owned subsidiary, First United Security Bank (the “Bank”), and (ii) William C. Mitchell, President and Chief Executive Officer of Acceptance Loan Company, Inc., a wholly-owned subsidiary of the Bank (“ALC”).  Mr. Mitchell is also deemed to be a “named executive officer” of the Company in accordance with Item 402 of Regulation S-K.

Each of the CIC Agreements provides for an eighteen-month period following a “change in control” (as defined in the CIC Agreements) during which each of the executive officers will be, upon experiencing a “qualifying termination of employment” (as defined in the CIC Agreements), entitled to a one-time lump sum payment by the Company in an amount equal to two hundred percent (200%) of the executive officer’s annual base salary in effect as of the date of termination, in addition to any rights and welfare benefits provided to the executive officer under any plans and programs of the Company upon termination of employment.  Each of the CIC Agreements also provides that, during the employment period and for a period of two years following termination of employment, each of the executive officers will be bound by covenants not to compete and not to solicit customers or employees; provided, however, that the non-competition provisions of the CIC Agreements will only apply in the event that the executive officer is entitled to the one-time lump sum payment described above.

Mr. Elley’s CIC Agreement terminates and supersedes the prior Change in Control Agreement that the Company and the Bank entered into with Mr. Elley on November 19, 2013, which agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2013.

The foregoing description of the terms of the CIC Agreements is a summary, does not purport to be a complete description and is qualified in its entirety by reference to the full text of the CIC Agreements entered into with Mr. Elley and Mr. Mitchell, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02(e).

Item 9.01.                      Financial Statements and Exhibits.

(d)        Exhibits.
Exhibit Number	Exhibit
10.1	Change in Control Agreement dated May 20, 2014, entered into by and among United Security Bancshares, Inc., First United Security Bank and Thomas S. Elley.
10.2	Change in Control Agreement dated May 20, 2014, entered into by and among United Security Bancshares, Inc., Acceptance Loan Company, Inc. and William C. Mitchell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2014	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer